UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2006

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2030 DOW CENTER, MIDLAND, MICHIGAN  48674

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  989-636-1000

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01   Other Events.

The Dow Chemical Company (“Dow” or the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2005 (“2005 10-K”) on February 17, 2006. As a participant in the Securities and Exchange Commission’s voluntary XBRL (eXtensible Business Reporting Language) program, the Company has attached as Exhibit 100 to this Current Report on Form 8-K the complete set of financial statements, excluding the notes to the financial statements, from the Company’s 2005 10-K formatted in XBRL.

Pursuant to Rule 401 of Regulation S-T, users of this data are advised that the financial information contained in the XBRL-related documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL-related documents is to test the related format and technology. As a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)         Exhibits.

100                                          The following materials from The Dow Chemical Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on February 17, 2006, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Stockholders’ Equity, and (v) Consolidated Statements of Comprehensive Income.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	September 18, 2006

/s/ WILLIAM H. WEIDEMAN
William H. Weideman
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.SCH.1	XBRL Taxonomy Extension Schema Document
EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document
EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document